Exhibit 31.1

Section 302 Certification of Chief Executive and Chief Financial Officer

I, Mark A. Scharmann, certify that:

1.   I have reviewed this annual report on Form 10-K of Sears Oil and Gas Corporation.

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances   under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I; are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

    a)   designed such disclosure controls and procedures to ensurethat material information relating to the registrant, including itsconsolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    b)   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the  "EvaluationDate"); and

    c)   presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

    a)   all significant  deficiencies in the design or operation ofinternal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any materialweaknesses in internal controls; and

    b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.

6.   The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in  internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant efficiencies and material weaknesses.

Date: April 13, 2015

/s/ Mark A. Scharmann

Mark A. Scharmann

President, Chief Executive and Chief Financial Officer, Principal Financial Accounting Officer